Accrued Liabilities - Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Payables and Accruals [Abstract]
Interest including interest rate swaps	$ 19,598	$ 26,923
Voyage and vessel expenses	5,266	9,836
Payroll and benefits	5,560	6,411
Other general expenses	4,224	2,288
Income tax payable and other	4,389	338
Total	$ 39,037	$ 45,796